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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                        AIM INTERNATIONAL FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box)

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   1) Title of each class of securities to which transaction applies:

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   2) Aggregate number of securities to which transaction applies:

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   3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   4) Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------

Total fee paid:

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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   1) Amount Previously Paid:

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   2) Form, Schedule or Registration Statement No.:

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   3) Filing Party:

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   4) Date Filed:

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AIM EUROLAND GROWTH FUND

RELATED LINKS

o        Proxy Statement (PDF)

o        Prospectus

o        Annual Report (PDF)

o        Online Proxy Voting



QUESTIONS & ANSWERS

         o        General Questions & Answers

         o Proposal to Reorganize AIM Euroland Growth Fund with AIM European Growth Fund

GENERAL QUESTIONS & ANSWERS

We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.

         o        How do I vote?

         o        How does the board recommend that I vote?

         o        Why should I vote?

         o        Has AIM contracted for the services of a proxy solicitor?

         o Will my vote be confidential using the online proxy voting system?

         o        How do I sign the proxy card?

         o        What is the deadline for voting?

HOW DO I VOTE?

Voting may take place in the following ways:

         o You may vote your shares at https://www.proxycard.com/aim2002 unless your shares are held through a broker, in which case you may vote your shares at https://www.proxyvote.com. Because Internet voting is the most economical way to vote your proxy, we encourage all our shareholders who can, to use this method.

         o You may indicate your vote on the proxy card and return it in the postage-paid envelope provided in the shareholder mailings.

         o You may call in your vote to Georgeson Shareholder Communications Inc. at 1.800.401.8068 for the 24-hour automated system. You will need the 12-digit control number from your proxy card. You may call 1.866.666.8449 for a customer service representative for voting or questions; you will be asked identification questions such as your current address and ZIP code.

         o If you do attend the meeting, you may vote your shares in person. Please notify AIM Investments Funds at 1.800.952.3502 if you plan to attend the meeting.

                                                             Return to questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

The board recommends that you vote FOR the proposal on the proxy card.

                                                             Return to questions

WHY SHOULD I VOTE?

Every vote is important. If shareholders fail to vote their proxies, a fund may not receive enough votes to go forward with the September 4, 2002 shareholder meeting. If this happens, extra solicitations may have to be made to obtain a quorum or proxies may have to be resent to shareholders.

                                                             Return to questions

HAS AIM CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?

Yes, AIM has hired Georgeson Shareholder Communications Inc. as its proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.

                                                             Return to questions

WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?

The Web proxy voting system offered by proxycard.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:

         o SECURE SOCKETS LAYER (SSL) - A security measure that encrypts all information that travels between proxycard.com's Web server and the shareholder's computer.

         o CONTROL NUMBER - Each shareholder is required to enter his or her 12-digit control number. Proxycard.com verifies the number and presents the holder with the approximate proxy card for his or her fund(s).

         o FIREWALL - To protect the confidentiality of your account records, proxycard.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remain behind our firewall.

                                                             Return to questions

HOW DO I SIGN THE PROXY CARD?

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

Individual Accounts: Shareholders should sign exactly as their names appear in the account registration shown on the proxy card.

Joint Accounts: All joint owners should sign the proxy card and the names of the parties signing should conform EXACTLY to the names shown on the registration on the proxy card.

All Other Accounts: The capacity of the individual signing the proxy card (for example, "trustee") should be indicated unless it is reflected in the form of registration. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, please sign in the partnership name.

                                                             Return to questions

WHAT IS THE DEADLINE FOR VOTING?

All votes must be received before or at the Shareholder Meeting, which will be held at 3:00 P.M. CT September 4, 2002.

                                                             Return to questions

PROPOSAL TO REORGANIZE AIM EUROLAND GROWTH FUND WITH AIM EUROPEAN GROWTH FUND

         o        What am I being asked to vote on?

         o        Why is this reorganization being proposed?

         o Where can I find more information concerning this proposed reorganization?

         o Will there be any tax consequences as a result of this reorganization?

         o        How does the board recommend that I vote on this proposal?

WHAT AM I BEING ASKED TO VOTE ON?

You are being asked to approve the combination of AIM Euroland Growth Fund with AIM European Growth Fund (formerly AIM European Development Fund) by transferring all of the assets of AIM Euroland Growth Fund to AIM European Growth Fund (formerly AIM European Development Fund).

                                                             Return to questions

WHY IS THIS REORGANIZATION BEING PROPOSED?

The fund's board and AIM believe that combining the two funds will benefit shareholders of AIM Euroland Growth Fund.

         o AIM European Growth Fund has generally provided a better long-term return to its shareholders than AIM Euroland Growth Fund.

         o The two funds have the same investment objectives - long term growth of capital and similar investment strategies.

         o The combined assets of the funds should provide a more stable asset base for management because daily purchases and redemptions should have a less significant impact on the combined funds.

         o The combination of assets may provide AIM a wider range of choices among permitted investments than are currently available to AIM Euroland Growth Fund separately, thereby providing greater flexibility to respond to changing market conditions.

         o The combined funds are expected to have total annual operating expenses that are lower than the total annual operating expenses of the target funds.

(Access our Daily Prices & Performance section to review fund performance information.)

                                                             Return to questions

WHERE CAN I FIND MORE INFORMATION CONCERNING THIS PROPOSED REORGANIZATION?

Further details about the reorganization can be found in the section of the proxy statement titled "Additional Information about the Agreement." (PDF)

                                                             Return to questions

WILL THERE BE ANY TAX CONSEQUENCES AS A RESULT OF THIS REORGANIZATION?

The reorganization has been structured as a tax-free transaction.

                                                             Return to questions

HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THIS PROPOSAL?

The board recommends that you vote FOR this proposal.

                                                             Return to questions

            Prospectuses | Help | Site Map | Terms of Use | Privacy

 --Registered Trademark--2002 A I M Management Group Inc. All Rights Reserved.

PROXY INFORMATION

Shareholders of certain AIM funds have been mailed a proxy statement asking for approval for the following proposal:

To approve an Agreement and Plan of Reorganization for the combination of AIM Global Infrastructure Fund with AIM Global Utilities Fund and AIM Euroland Growth Fund with AIM European Growth Fund (formerly AIM European Development
Fund). The proxy statement for each AIM fund contains disclosure information about the proposal for which votes are being solicited.

To read answers to common questions regarding your fund's proxy vote and to access your fund's proxy statement, prospectus, or annual report, select either:

        o       AIM Global Infrastructure Fund

        o       AIM Euroland Growth Fund

WAYS TO VOTE

You may cast your vote by any of the following methods.

BY INTERNET       You may vote your shares at https://www.proxycard.com/aim2002 unless your shares are held through a broker, in which case
[PHOTO]           you may vote your shares at https://www.proxyvote.com.

                  Enter the 12-digit control number listed on the proxy card you received in the mail, then follow the instructions on the web site.

BY MAIL Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing.
[PHOTO]

BY TELEPHONE      Call toll-free number 1.800.401.8068.

[PHOTO] Enter the 12-digit control number listed on the proxy card, then follow the recorded instructions.

IN PERSON         Attend the meeting and vote your shares in person.

HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE EXPENSE OF ADDITIONAL SOLICITATIONS.

IF YOU HAVE ANY QUESTIONS...
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If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at 1.800.952.3502 any business day between 7:30 a.m. and 5:30 p.m. CT.

If we have not received your proxy card before the date of the shareholder meeting for your fund, a representative from our proxy solicitation firm, Georgeson Shareholder Communications Inc., may contact you to remind you to exercise your right to vote.


            Prospectuses | Help | Site Map | Terms of Use | Privacy


  --Registered Trademark--2002 A I M Management Group Inc. All Rights Reserved

                                 PROXYCARD.COM

Welcome to Proxycard.com, the fastest and most convenient way to vote your proxy--over the internet. To vote your shares, follow these four easy steps:

    1. Review the proxy statement you received in the mail.

    2. Enter the control number printed on your proxy card below.

    3. Complete your internet proxy card and submit your vote. Don't forget to click the "This vote is correct" button.

    4. Print or save a copy of your confirmation for your records. You may also have your confirmation emailed to you.

If you have more than one proxy card, you will need to vote each position individually.

Enter a control number below (printed on your proxy card):

                                    [Submit]

                                 PROXYCARD.COM


                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                            AIM EUROLAND GROWTH FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

              PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO
                                   BE HELD
                              SEPTEMBER 4, 2002


THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 4, 2002, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.

IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.

                         [Vote as the Board Recommends.]

1. To approve an Agreement and Plan of Reorganization that provides for the combination of AIM Euroland Growth Fund, a portfolio of AIM Growth Series, with AIM European Growth Fund (formerly known as AIM European Development
   Fund), a portfolio of AIM International Funds, Inc.

   [ ] For

   [ ] Against

   [ ] Abstain

                                [Submit My Vote]

                                 PROXYCARD.COM


THIS IS YOUR COMPLETED PROXY CARD. SIGN AND SUBMIT YOUR CARD BY CLICKING "THIS VOTE IS CORRECT" AT THE BOTTOM OF THE PAGE. TO MAKE CHANGES USE THE BUTTON BELOW. YOU MAY PRINT OR SAVE THIS PAGE OR HAVE A CONFIRMATION OF YOUR VOTE E-MAILED TO YOU.


                PROXY STATEMENT (ADOBE ACROBAT READER REQUIRED)

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF

                            AIM EUROLAND GROWTH FUND

                       (A PORTFOLIO OF AIM GROWTH SERIES)

                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE
                                      HELD
                                SEPTEMBER 4, 2002



THE UNDERSIGNED HEREBY APPOINTS ROBERT H. GRAHAM AND GARY T. CRUM, AND EACH OF THEM SEPARATELY, PROXIES WITH THE POWER OF SUBSTITUTION TO EACH, AND HEREBY AUTHORIZES THEM TO REPRESENT AND TO VOTE, AS DESIGNATED BELOW, AT THE SPECIAL MEETING OF SHAREHOLDERS ON SEPTEMBER 4, 2002, AT 3:00 P.M., CENTRAL TIME, AND AT ANY ADJOURNMENT THEREOF, ALL OF THE SHARES OF THE FUND WHICH THE UNDERSIGNED WOULD BE ENTITLED TO VOTE IF PERSONALLY PRESENT.


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. THE TRUSTEES RECOMMEND VOTING "FOR" THE APPROVAL OF THE PROPOSAL.


IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED "FOR" THE APPROVAL OF THE PROPOSAL.


1. To approve an Agreement and Plan of Reorganization that provides for the combination of AIM Euroland Growth Fund, a portfolio of AIM Growth Series, with AIM European Growth Fund (formerly known as AIM European Development
     Fund), a portfolio of AIM International Funds, Inc.


     [X] For

     [ ] Against

     [ ] Abstain


                              Is this vote correct?

             [This Vote Is Correct]             [Change My Vote]


[ ] Check this box and enter your e-mail address if you want to be e-mailed a copy of your vote. A confirmation will be sent after you click the "This Vote is Correct" button.


                                    E-mail:

                                 PROXYCARD.COM


Your vote has been submitted.


If you would like to vote another proxy, enter a control number below:


                    [Submit]